Morgan Stanley High Yield Fund, Inc.
                          Item 77(O) 10F-3 Transactions
                         January 1, 2004 - June 30, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Warner  1/13/    -     $100.0 $600,00  390,00    0.07%  0.36%   Credit  Credit
CHilco    05             0     0,000      0                     Suisse  Suisse
  tt                                                            First    First
                                                                Boston  Boston
                                                                  ,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y
Noveli  1/28/    -     $100.0 $1,400,  475,00    0.17%  0.44%   Citigr  Citigr
s Inc.    05             0    000,000     0                      oup,     oup
                                                                Morgan
                                                                Stanle
                                                                y, UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                JPMorg
                                                                 an,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                s, ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                HSBC,
                                                                 BNP
                                                                PARIBA
                                                                  S,
                                                                Mitsub
                                                                 ishi
                                                                Securi
                                                                ties,
                                                                  SG
                                                                Corpor
                                                                ate &
                                                                Invest
                                                                 ment
                                                                Bankin
                                                                  g,
                                                                 CIBC
                                                                World
                                                                Market
                                                                  s,
                                                                NatCit
                                                                  y
                                                                Invest
                                                                ments,
                                                                 Inc.
Chesap  4/13/    -     $99.07 $600,00  185,00    0.03%  0.18%   Lehman  Lehman
 eake     05                   0,000      0                     Brothe  Brothe
Energy                                                           rs,      rs
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                  ,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Citigr
                                                                 oup,
                                                                 BNP
                                                                PARIBA
                                                                  S,
                                                                Morgan
                                                                Stanle
                                                                y, ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Comeri
                                                                  ca
                                                                Securi
                                                                ties,
                                                                Piper
                                                                Jaffra
                                                                  y,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                 ey,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                ties,
                                                                BOSC,
                                                                Inc.,
                                                                Fortis
                                                                Securi
                                                                ties,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                s, TD
                                                                Securi
                                                                ties,
                                                                Calyon
                                                                Securi
                                                                 ties
                                                                (USA),
                                                                Harris
                                                                Nesbit
                                                                t, RBS
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                  l,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties